UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2015

SINO MERCURY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36592	46-5234036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

China Offices

7/F Metropolis Tower,

No.2 Dongsan Street, Zhongguancun Xi Zone

Haidian District, Beijing, 100080, China

United States Offices

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

In China: (86)10-6260 2461

In the United States: (646) 480-9882

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, SINO MERCURY ACQUISITION CORP. (“SINO”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING SINO’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH WINS FINANCE GROUP LTD. (“WINS”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

STOCKHOLDERS OF SINO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, SINO’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT TO BE FILED BY SINO’S WHOLLY-OWNED SUBSIDIARY, WINS FINANCE HOLDINGS INC. (“HOLDCO”), IN CONNECTION WITH SINO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ SINO’S FINAL PROSPECTUS, DATED AUGUST 26, 2014, AND SINO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE SINO OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. SINO’S DEFINITIVE PROXY STATEMENT AND PROSPECTUS INCLUDED IN HOLDCO’S REGISTRATION STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF SINO AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: SINO MERCURY ACQUISITION CORP., 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022. THESE DOCUMENTS, ONCE AVAILABLE, AND SINO’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF WINS’ FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY WINS AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN WINS’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND HOLDCO’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO REGISTER THE SHARES TO BE ISSUED TO SINO SECURITYHOLDERS IN CONNECTION THEREWITH.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SINO, holdco or WINS, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. WINS’S actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SINO’S and WINS’S expectations with respect to future performance, anticipated financial impacts of the TRANSACTIONS DESCRIBED HEREIN; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which WINS is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the TRANSACTIONS do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in sino’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning SINO and WINS, the transactions DESCRIBED HEREIN or other matters and attributable to SINO and WINS or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SINO, HOLDCO nor WINS undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01	Entry into a Material Definitive Agreement.

General; Structure of Merger

On April 24, 2015, Sino Mercury Acquisition Corp., a Delaware corporation (“Sino”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Sino, Wins Finance Holdings Inc., a Cayman Islands exempted company and wholly owned subsidiary of Sino (“Holdco”), Wins Finance Group Ltd., a British Virgin Islands international business company (“Wins”), and each of Wits Global Limited, Appelo Limited, Glowing Assets Holdings Limited and Cosmic Expert Limited, each of which are British Virgin Islands international companies and shareholders of Wins that, collectively, own 100% of Wins’s outstanding capital and voting shares (“Wins Shareholders”). Upon the consummation of the transactions contemplated by the Merger Agreement (i) Sino shall merge with and into Holdco, with Holdco surviving the merger (the “Merger”), whereupon all the issued and outstanding securities of Sino shall be automatically converted into securities of Holdco as provided in the applicable provisions of the Merger Agreement and (ii) immediately following the Merger, an exchange of 100% of the ordinary shares of Wins by the Wins Shareholders for cash and ordinary shares of Holdco (the “Share Exchange” together with the Merger, the “Transactions”).

Wins is an integrated financing solution provider with operations located primarily in Jinzhong City, Shanxi Province and Beijing, China. Wins’ goal is to assist Chinese small & medium enterprises, including microenterprises, which have limited access to financing, in improving their overall fund-raising capability and enable them to obtain funding for business development.

The transaction is expected to be consummated in the third quarter of 2015, after the required approval by the stockholders of Sino and the fulfillment of certain other conditions, as described herein and in the Merger Agreement.

The following summaries of the Transactions and related transactions, the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Effect of the Merger

Upon consummation of the Merger:

●	each share of Sino common stock will be exchanged for one ordinary share of Holdco (“Holdco Shares”), except that holders of shares of Sino’s common stock sold in its initial public offering (“public shares”) shall be entitled to elect instead to receive a pro rata portion of Sino’s trust account, as provided in Sino’s charter documents;

●	each Sino right will be exchanged for one-tenth of a Holdco Share; and

Consideration in the Share Exchange

Upon consummation of the Share Exchange, the Wins Shareholders, in exchange for all of the capital stock of Wins outstanding immediately prior to the Share Exchange, will receive from Holdco:

●	an amount of cash (“Cash Consideration”) equal to (a) the cash remaining in Sino’s trust fund after giving effect to the payments required to the shareholders of Sino who elect to have their shares converted to cash in accordance with the provisions of Sino’s charter documents less (b) $5,000,000; provided, however, that the Cash Consideration shall not exceed $25,000,000 in the aggregate; and

●	a number of Holdco Shares to be issued in the names directed by each Wins Shareholder determined by dividing (1) $168,000,000 less the Cash Consideration, including any foregone Cash Consideration as discussed below, by (2) $10.00.

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Notwithstanding the foregoing, the Wins Shareholders shall have the option to forego receiving any Cash Consideration and instead receive such consideration in additional Holdco Shares at $10.00 per share. If the Wins Shareholders were to forego receiving all of the cash consideration, they would receive up to an additional 2,500,000 Holdco Shares.

Lock-Up Agreements

The Wins Shareholders have agreed not to transfer the Holdco Shares they will receive as a result of the Share Exchange from the closing of the transaction (“Closing Date”) until the day preceding the day that is twelve months after the Closing Date (subject to limited exceptions). These restrictions will end earlier than such date with respect to 50% of the shares if the closing price of the Holdco Shares exceeds $13.00 per share for any 20 trading days within a 30-trading day period following the Closing Date.

Registration Rights

The Wins Shareholders will enter into an Amended and Restated Registration Rights Agreement with Holdco substantially in the form of the existing registration rights agreement, dated as of August 26, 2014, among Sino and Sino’s stockholders prior to the consummation of its initial public offering (the “Amended and Restated Registration Rights Agreement”). Pursuant to the Amended and Restated Registration Statement, the Wins Shareholders shall be entitled to demand that Holdco register the resale of the Holdco Shares they receive in the Share Exchange. In addition, the holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Transactions. Holdco will bear the expenses incurred in connection with the filing of any such registration statements.

Indemnification of Holdco

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the Merger Agreement for breaches of representations and warranties and covenants by Wins and its subsidiaries and the Wins Shareholders, there will be placed in escrow (with Continental Stock Transfer & Trust Company, as escrow agent) an aggregate of 10% of the Holdco Shares to be received in the Stock Exchange. The escrow will be the sole remedy for Holdco for its rights to indemnification under the Merger Agreement. Subject to certain exceptions, claims for indemnification may be asserted against the escrow fund by Holdco once its damages exceed a $2,000,000 deductible (the “Deductible”), in which event the entire amount of such claim(s) shall be payable from the first dollar. The shares held in escrow will be released on the earlier of (a) the 30th day after the date Holdco has filed with the SEC its Annual Report for the year ending December 31, 2016 and (b) March 31, 2017, subject to reduction based on shares cancelled for claims ultimately resolved and those still pending resolution.

Representations and Warranties

The Merger Agreement contains representations and warranties of Wins, the Wins Shareholders, Sino and Holdco relating to, among other things, (a) proper organization and similar corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of real property and other properties, including intellectual property, (h) accounts receivable, (i) contracts, (j) title to, and condition of, properties and environmental condition thereof, (k) absence of certain changes, (l) employee matters, (m) compliance with laws, (n) litigation and (o) regulatory matters.

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Covenants

Sino and Wins have each agreed to take such actions as are necessary, proper or advisable to consummate the Transactions. They will also agree to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

(i)	The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties;

(ii)	The protection of, and access to, confidential information of the parties;

(iii)	Wins and Sino and their respective affiliates ceasing discussions for alternative transactions (subject to certain limited exceptions);

(iv)	Holdco to prepare and file a proxy statement/registration statement within 25 business days of signing the Merger Agreement to (1) solicit proxies from the Sino stockholders to vote on proposals regarding the approval of the Transactions, and (2) issue the securities of Holdco to the former holders of units, shares of common stock and rights of Sino;

(v)	Sino and Wins to use their commercially reasonable efforts to obtain the listing of Holdco’s ordinary shares on Nasdaq;

(vi)	Wins and the Wins Shareholders to waive their rights to make claims against Sino to collect from the trust fund;

(vii)	Wins to provide periodic financial information to Sino through the closing; and

(viii)	Holdco to adopt an incentive stock plan that provides that an aggregate of no more than 10% of the ordinary shares of Holdco to be outstanding immediately after the Transactions shall be reserved for issuance under the plan.

Conditions to Closing

General Conditions

Consummation of the transactions is conditioned on (i) the Sino stockholders approving the Transactions, (ii) the proxy statement/registration statement being declared effective, (iii) the holders of no more than 3,080,100 of Sino’s public shares exercising their conversion rights and (iv) Sino receiving confirmation from Nasdaq that Holdco meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders.

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Notwithstanding the foregoing, in connection with Sino’s initial public offering, a stockholder of Sino has agreed that it will vote 1,000,000 shares purchased in the initial public offering in favor of any proposed initial business combination and will not convert any such shares for cash from the trust account in connection with such a stockholder vote to approve the business combination. Accordingly, the requirement that holders of not more than 3,080,100 of the public shares exercise their conversion rights will be satisfied by this arrangement.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions and (ii) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings.

Sino’s Conditions to Closing

The obligations of Sino and Holdco to consummate the transactions contemplated by the Merger Agreement are also conditioned upon, among other things:

●	there being no material adverse change affecting Wins;

●	the lock-up agreements and the escrow agreement shall have been executed and delivered by the parties thereto;

●	(i) all outstanding indebtedness owned by any insider of Wins shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Wins has guaranteed the payment or performance of any obligations of any Wins insider to a third party shall have been terminated; and (iii) no Wins insider shall own any direct equity interests in any subsidiary of Wins;

●	Wins shall have delivered copies of the Amended and Restated Registration Rights Agreement executed by the Wins Shareholders;

●	each of the employment agreements described below shall have been executed by the applicable employee and same have been delivered to Holdco and each shall be in full force and effect as of the Closing; and

●	receipt by Sino of opinions of Wins’ British Virgin Islands and China counsel in agreed form.

Wins’s Conditions to Closing

The obligations of Wins to consummate the transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

●	there being no material adverse change affecting Sino or Holdco;

●	various officers and directors shall have resigned from all of their positions and offices with Sino and Holdco;

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●	Sino shall have delivered copies of the Amended and Restated Registration Rights Agreement signed by Holdco, Best Apex Limited, Lodestar Investment Holdings Corporation, True Precision Investments Limited, Brad Reifler and Aimin Song; and

●	receipt by Wins of opinions of Sino’s US and Cayman Islands counsel in agreed form.

Waivers

If permitted under applicable law, either Sino or Wins may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement. However, the condition requiring that the holders of no more than 3,080,100 of Sino’s public shares exercising their conversion rights may not be waived.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

(i)	by mutual written consent of Sino and Wins;

(ii)	by either Sino or Wins if the Transactions are not consummated on or before December 31, 2015;

(iii)	by either Sino or Wins if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv)	by either Sino or Wins if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; or

(v)	by either Sino or Wins if, at the Sino stockholder meeting, the Transactions shall fail to be approved by holders of Sino’s public shares or the holders of more than 3,080,100 of Sino’s public shares shall exercise conversion rights.

Post-Merger Board of Directors of Holdco

Immediately after the Transactions, Holdco’s board of directors will consist of five members, of which Wins will be entitled to appoint two and Sino will be entitled to appoint three. Sino has appointed Dr. Jianming Hao, Sino’s Executive Chairman of the Board and Chief Executive Officer, Richard Xu, Sino’s President and Bradley Reifler, a Director of Sino, as its three nominees. Wins has appointed Nicholas Clements, and Dr. Jingxiao Zhang as its two nominees.

Immediately after the Transactions, Holdco’s executive officers shall be Dr. Jianming Hao, Chairman of the Board and Co-Chief Executive Officer, Renhui Mu, Co-Chief Executive Officer and Chief Operating Officer, Richard Xu, President and Peiling (Amy) He, Chief Financial Officer.

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Holdco intends to enter into three-year employment agreements with each of Dr. Jianming Hao, Richard Xu, Renhui Mu and Peiling (Amy) He. It is anticipated that Holdco will pay each of Dr. Jianming Hao, Richard Xu, Renhui Mu and Peiling (Amy) He a base salary of $156,000, $144,000, $156,000 and $144,000, respectively. It is anticipated that the agreements will contain customary confidentiality and non-compete provisions.

Item 7.01	Regulation FD Disclosure.

Investor Presentation

Sino is filing the attached investor presentation (Exhibit 99.2 to this Form 8-K) as Regulation FD Disclosure material.

Press Release

Sino is filing the attached press release (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Sino, except as shall be expressly set forth by specific reference in such document.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of April 24, 2015, by and among Sino Mercury Acquisition Corp., Wins Finance Holdings Inc., Wins Finance Group Ltd. and each of Wits Global Limited, Appelo Limited, Glowing Assets Holdings Limited and Cosmic Expert Limited.*
10.1	Form of Escrow Agreement among Wins Finance Holdings Inc., the Representative (as described in the Agreement and Plan of Reorganization), each of Wits Global Limited, Appelo Limited, Glowing Assets Holdings Limited and Cosmic Expert Limited and Continental Stock Transfer & Trust Company, as Escrow Agent.
10.2	Form of Lock-Up Agreement.
99.1	Press release of Sino Mercury Acquisition Corp. dated April 27, 2015.
99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Sino agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2015

SINO MERCURY ACQUISITION CORP.

By:	/s/ Jianming Hao
Name: Jianming Hao
Title: Executive Chairman of the Board and
Chief Executive Officer

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